SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 1, 2010
iROBOT CORPORATION
(Exact Name of Registrant as Specified in its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

000-51598	77-0259335

(Commission File Number)	(IRS Employer Identification No.)

8 Crosby Drive, Bedford, Massachusetts	01730

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 430-3000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1 Press Release issued by the registrant on February 3, 2010

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
           On February 1, 2010, based on the recommendation of the Nominating and Corporate Governance Committee of iRobot Corporation (the “Company”), the Board of Directors of the Company (the “Board”) elected Paul Sagan to the Board. To facilitate Mr. Sagan’s election, the Board increased the number of directors constituting the Board from nine to ten. Mr. Sagan has not been elected to any committees of the Board. In connection with his election to the Board, Mr. Sagan will be awarded a stock option grant under the Company’s 2005 Stock Option and Incentive Plan to purchase 40,000 shares of the Company’s common stock in accordance with the Company’s director compensation practices. There are no understandings or arrangements between Mr. Sagan and any other person pursuant to which Mr. Sagan was elected as a director.
          Information concerning the membership of the Board’s committees is publicly available on the Company’s website at http://www.irobot.com. The Company intends to disclose changes in the membership of the Board’s committees by posting this information on its website and/or in its public filings with the Securities and Exchange Commission.
Item 7.01 Regulation FD Disclosure.
          On February 3, 2010, the Company issued a press release announcing Mr. Sagan’s appointment to the Company’s Board of Directors. A copy of this press release is furnished as Exhibit 99.1 to this report on Form 8-K.
          The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits:
99.1	Press Release issued by the registrant on February 3, 2010, furnished herewith.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iRobot Corporation
February 3, 2010	By:	/s/ Glen D. Weinstein
		Name:	Glen D. Weinstein
		Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by the registrant on February 3, 2010, furnished herewith.